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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 11, 1999


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                             GOODNOISE CORPORATION
            (Exact name of registrant as specified in its charter)

            FLORIDA                                0-24671                        65-0207877
(State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer
 incorporation or organization)                                              Identification Number)

1991 BROADWAY, SUITE 200 REDWOOD CIY, CALIFORNIA                                    94063
   (Address of principal executive offices)                                      (Zip Code)

      Registrant's telephone number, including area code:  (650) 556-9733

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Item 2.  Acquisition or Disposition of Assets

     On June 11, 1999, pursuant to an Agreement and Plan of Reorganization dated as of May 16, 1999, as amended ("the Reorganization Agreement"), by and among GoodNoise Corporation, a Florida corporation (dba "Emusic.com."), GN Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Emusic.com ("Sub") acquisition of Internet Underground Music Archive, Inc., a California corporation ("IUMA"), and the shareholders of IUMA (the "Shareholders"), Emusic.com completed all necessary actions to execute the acquisition of IUMA. Under the terms of the Reorganization Agreement, Emusic.com will issue 448,000 shares of Emusic.com Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Pursuant to Item 7 (a) (4) of Form 8-K, the financial statements of IUMA required pursuant to Rule 3-05 of Regulation S-X will be filed as soon as practicable, but no later than 60 days from the date this form was filed.

(b) Pursuant to Item 7 (a) (4) of Form 8-K, the pro forma financial information of IUMA required pursuant to Article 11 of Regulation S-X will be filed as soon as practicable, but no later than 60 days from the date this form was filed.


(c)  Exhibit

     Exhibit No.  Description
     -----------  -----------

         99.1 Press Release dated June 16, 1999 announcing the effectiveness of the merger.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Emusic.com Inc.


June 28, 1999                       By: /s/ Joseph Howell
                                        -----------------------------------
                                        Joseph Howell
                                        Executive Vice President and
                                        Chief Financial Officer
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                               INDEX TO EXHIBITS

     Exhibit No.  Description
     -----------  -----------

        99.1 Press Release dated June 16, 1999 announcing the effectiveness of the merger.